UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 25, 2014

BNC BANCORP

(Exact name of registrant as specified in its charter)

North Carolina	000-50128	47-0898685
(State or other jurisdiction of	(Commission	(IRS Employee
incorporation or organization)	File No.)	Identification No.)

3980 Premier Drive, Suite 210

High Point, North Carolina 27265

(Address of principal executive offices)

(336) 869-9200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 25, 2014, BNC Bancorp (the “Company”) and its wholly owned subsidiary Bank of North Carolina (the “Bank”) entered into an underwriting agreement (the “Underwriting Agreement”) with Sandler O’Neill + Partners, L.P., as underwriter, to issue and sell $60 million aggregate principal amount of the Company’s 5.5% Fixed to Floating Rate Subordinated Notes due October 1, 2024 (the “Notes”), at a public offering price equal to 100% of the aggregate principal amount of the Notes (the “Offering”). The Company estimates that the net proceeds from the Offering will be approximately $58.9 million, after deducting underwriting discounts and commissions of 1.5% (and 0.9% on $15 million principal amount of the Notes), and expenses that are payable by the Company. The Offering is expected to close on or about September 30, 2014, subject to satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and covenants between the parties as of the date of entering into the Underwriting Agreement. These representations, warranties and covenants are not representations of factual information to investors about the Company or its subsidiaries, and the sale of any Notes pursuant to the Underwriting Agreement is not a representation that there has not been any change in the condition of the Company.  A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated herein by reference.  This description of the material terms of the Underwriting Agreement and the transaction contemplated thereby is qualified in its entirety by reference to such exhibit.

The Notes have been offered pursuant to a prospectus supplement, dated September 25, 2014, to the prospectus dated September 8, 2014 that forms part of the Company’s effective registration statement on Form S-3 (File No. 333-198370) filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

The Notes will be issued pursuant to a subordinated indenture, to be dated as of September 30, 2014 (the “Base Indenture”), between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by the first supplemental indenture, to be dated as of September 30, 2014 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee. The Notes accrue interest at a fixed rate per annum equal to 5.5% for the first five years. From and including October 1, 2019 to the maturity date, the interest rate will reset quarterly to an annual interest rate equal to the then-current three-month LIBOR plus 359 basis points. Interest on the Notes is payable semi-annually in arrears on October 1 and April 1 of each year through October 1, 2019, beginning on April 1, 2015, and thereafter quarterly in arrears on January 1, April 1, July 1 and October 1 of each year through the maturity date or earlier redemption date, to the person in whose name such Note is registered on the September 15 or March 15 (whether or not a business day) through October 1, 2019, and thereafter the December 15, March 15, June 15 and September 15, immediately preceding the applicable interest payment date. The Notes mature on October 1, 2024.

The Notes will be unsecured, subordinated and: (i) will rank junior in right of payment and upon the Company’s liquidation to the Company’s existing and all of the Company’s future senior indebtedness (as defined in the Indenture); (ii) will rank equally in right of payment and upon the Company’s liquidation with the Company’s existing and all of the Company’s future indebtedness the terms of which provide that such indebtedness ranks equally with promissory notes, bonds, debentures and other evidences of indebtedness of types that include the Notes; (iii) will rank senior in right of payment and upon liquidation to the Company’s existing junior subordinated debentures, as well as any indebtedness the terms of which provide that such indebtedness ranks junior to promissory notes, bonds, debentures and other evidences of indebtedness of types that include the Notes; and (iv) will be effectively subordinated to all of the existing and future indebtedness, deposits and other liabilities of the Bank and the Company’s other current and future subsidiaries, including without limitation, the Bank’s liabilities to depositors in connection with the deposits in the Bank, liabilities to general and trade creditors and liabilities arising during the ordinary course of business or otherwise.

The Company may, at its option, beginning with the interest payment date of October 1, 2019, and on any interest payment date thereafter, redeem the Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to the date of redemption. Any partial redemption will be made pro rata among all holders of the Notes. The Notes are not subject to repayment at the option of the holders.

The foregoing description of the Underwriting Agreement, the Base Indenture, the Supplemental Indenture and the Notes are each qualified in their entirety by reference to the full text of the Underwriting Agreement, the form of Base Indenture, the form of Supplemental Indenture and the form of the Notes, copies of which are attached hereto as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference.

In connection with the Offering, Womble Carlyle Sandridge & Rice, LLP provided the Company with the legal opinion attached hereto as Exhibit 5.1.

Item 8.01	Other Events.

On September 25, 2014, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Certain information regarding the consolidated capitalization of the Company on an actual historical basis, on an as-adjusted basis as if the Offering had been completed as of June 30, 2014 and on a pro forma basis calculated to give effect to the acquisition of Harbor Bank Group, Inc., substantially in the form as included in the Company’s Preliminary Prospectus Supplement dated September 17, 2014, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated September 25, 2014, among BNC Bancorp, Bank of North Carolina and Sandler O’Neill + Partners, L.P.

4.1	Form of Subordinated Indenture, to be dated as of September 30, 2014, between BNC Bancorp and Wilmington Trust, National Association, as Trustee.

4.2	Form of First Supplemental Indenture, to be dated as of September 30, 2014, between BNC Bancorp and Wilmington Trust, National Association, as Trustee.

4.3	Form of Global Note to represent the 5.5% Subordinated Notes due October 1, 2024 of BNC Bancorp (included in Exhibit 4.2).

5.1	Opinion of Womble Carlyle Sandridge & Rice, LLP

23.1	Consent of Womble Carlyle Sandridge & Rice, LLP (included in Exhibit 5.1)

25.1	Statement of Eligibility of Trustee on Form T-1 of Trustee under the Subordinated Debt Indenture.

99.1	Press Release dated September 25, 2014.

99.2	Certain information regarding the consolidated capitalization of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2014

BNC BANCORP

By:	/s/ David B. Spencer
David B. Spencer
Senior Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated September 25, 2014, among BNC Bancorp, Bank of North Carolina and Sandler O’Neill + Partners, L.P.

4.1	Form of Subordinated Indenture, to be dated as of September 30, 2014, between BNC Bancorp and Wilmington Trust, National Association, as Trustee.

4.2	Form of First Supplemental Indenture, to be dated as of September 30, 2014, between BNC Bancorp and Wilmington Trust, National Association, as Trustee.

4.3	Form of Global Note to represent the 5.5% Subordinated Notes due October 1, 2024 of BNC Bancorp (included in Exhibit 4.2).

5.1	Opinion of Womble Carlyle Sandridge & Rice, LLP

23.1	Consent of Womble Carlyle Sandridge & Rice, LLP (included in Exhibit 5.1)

25.1	Statement of Eligibility of Trustee on Form T-1 of Trustee under the Subordinated Debt Indenture.

99.1	Press Release dated September 25, 2014.

99.2	Certain information regarding the consolidated capitalization of the Company